Exhibit 99.2

RED CLAY INDUSTRIES, INC.

UNAUDITED CONDENSED FINANCIAL STATEMENTS

NINE MONTHS ENDED SEPTEMBER 30, 2025

RED CLAY INDUSTRIES, INC.

UNAUDITED CONDENSED FINANCIAL STATEMENTS

Nine Months Ended September 30, 2025

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RED CLAY INDUSTRIES, INC.

UNAUDITED CONDENSED BALANCE SHEET

ASSETS	September 30, 2025
Current assets:
Cash	$2,090,203
Accounts receivable	7,123,370
Contract assets	1,208,228
Prepaid expenses	10,422
Total current assets	10,432,223
Property and equipment:
Machinery and equipment	13,217,238
Furniture and fixtures	26,073
Vehicles	5,022,664
Buildings	292,469
Less: accumulated depreciation	(10,042,267)
Property and equipment, Net	8,516,177
Total assets	$18,948,400

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$689,472
Accrued expenses and other current liabilities	880,617
Contract liabilities	1,107,357
Current portion of notes payable	1,221,632
Total current liabilities	3,899,078

Long-term liabilities:
Notes payable, less current portion	1,166,697

Total liabilities	5,065,775

Shareholders’ Equity:
Common stock, no par value, 100,000 shares authorized, 1,000 shares issued and outstanding (Class A 10 shares, Class B 990 shares)	1,500
Additional paid-in-capital	25,000
Due from shareholder	(27,395)
Retained earnings	13,883,520
Total shareholders’ equity	13,882,625
Total liabilities and shareholders’ equity	$18,948,400

See accompanying notes

RED CLAY INDUSTRIES, INC.

UNAUDITED CONDENSED STATEMENT OF INCOME

Nine months ended September 30, 2025
Revenue	$37,130,494
Cost of revenue, excluding depreciation	30,128,634
General and administrative	1,450,020
Administrative wages and benefits	2,356,097
Depreciation expense	1,206,185
Income from operations	1,989,558
Other income (expense):
Interest income	928
Interest expense	(209,535)
Total other income (expense)	(208,607)
Net income before taxes	1,780,951
Income tax expense	(227,722)
Net income	$1,553,229

See accompanying notes

RED CLAY INDUSTRIES, INC.

UNAUDITED CONDENSED STATEMENT OF SHAREHOLDERS’ EQUITY

	Nine Months Ended September 30, 2025
	Common Stock	Additional Paid-In Capital	Due from Shareholder	Retained Earnings	Total
Balance, January 1, 2025	$1,500	$25,000	$(27,395)	$13,330,291	$13,329,396
Net income	-	-	-	1,553,229	1,553,229
Shareholder Distributions	-	-	-	(1,000,000)	(1,000,000)
Balance, September 30, 2025	$1,500	$25,000	$(27,395)	$13,883,520	$13,882,625

See accompanying notes

RED CLAY INDUSTRIES, INC.

UNAUDITED CONDENSED STATEMENT OF CASH FLOWS

Nine months ended September 30, 2025
Cash flows from operating activities:
Net income	$1,553,229
Adjustments to reconcile net income to net cash flows from operating activities:
Depreciation	1,206,185
Bad debt expense	137,440
Changes in operating assets and liabilities:
Accounts receivable	(1,688,409)
Contract assets	67,953
Prepaid expenses	4,016
Accounts payable and accrued expenses	(1,025,449)
Contract liabilities	426,800
Net cash flows from operating activities	681,765

Cash flows from investing activities:
Purchase of property and equipment	(160,000)
Net cash flows from investing activities	(160,000)

Cash flows from financing activities:
Shareholder distributions paid	(1,000,000)
Payments on notes payable	(1,395,444)
Net cash flows from financing activities	(2,395,444)

Net change in cash and cash equivalents	(1,873,679)
Cash and cash equivalents, beginning of period	3,963,882
Cash and cash equivalents, end of period	$2,090,203

Supplemental disclosures of cash flow information:
Interest paid	$209,535
Income taxes paid	$227,722

See accompanying notes

RED CLAY INDUSTRIES, INC.

NOTES TO THE UNAUDITED CONDENSED FINANCIAL STATEMENTS

SEPTEMBER 30, 2025

1.	ORGANIZATION, OWNERSHIP, AND BASIS OF PRESENTATION:

Organization and Nature of Business – Red Clay Industries, Inc. (the “Company” or “Red Clay”) is a North Carolina corporation organized in 1996 to provide asphalt paving, curbing, resurfacing, and related services to commercial and municipal customers. Ownership of the Company is held by two equity holders under common control.

Acquisition by Aviator Paving Company Charlotte, LLC – On October 1, 2025, Aviator Paving Company Charlotte, LLC (the “Buyer”) acquired substantially all of the operating assets and assumed certain specified liabilities of the Company pursuant to an Asset Purchase Agreement (“APA”). The acquired assets included equipment, vehicles, accounts receivable, prepaid expenses, leasehold rights, and certain customer contracts identified as “Assumed Contracts.” The Buyer also assumed certain trade payables and obligations arising under the Assumed Contracts after the closing date.

The APA specifically excluded cash and cash equivalents, contracts not designated as Assumed Contracts, borrowings, and other items listed in the schedules to the APA. Liabilities of the Company not expressly assumed by the Buyer remained with the seller.

Basis of Accounting and Use of Estimates

The accompanying Condensed Financial Statements as of September 30, 2025 and for the nine months ended September 30, 2025 are unaudited and have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) for interim financial information. They have been prepared on the same basis as the audited annual financial statements, and in the opinion of management, include all normal recurring adjustments necessary for a fair presentation of the results for the interim periods presented.

The Condensed Balance Sheet at September 30, 2025 was derived from audited financial statements but does not include all disclosures required by GAAP. These interim financial statements should be read in conjunction with the Company’s audited financial statements. The results for the nine months ended September 30, 2025 are not necessarily indicative of results for the full year or any future period. Preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues, and expenses, as well as related disclosures of contingent assets and liabilities. Actual results could differ from those estimates.

Basis of Presentation – The accompanying carve-out financial statements present the historical financial position and results of operations of the Company as acquired under the APA. All revenues, expenses, cash activity, and substantially all assets and liabilities of the acquired business were recorded directly in the Company’s books and records. The Company also recorded charges for facilities and aircraft owned by related entities under common ownership. Accordingly, the carve-out financial statements reflect the full cost structure of the acquired business, and no additional allocations of shared costs or overhead were necessary.

Because the Company is a single legal entity, no intercompany balances or eliminations are required in these carve-out financial statements. Related-party transactions with entities under common ownership, including lease payments for real estate and charges associated with the aircraft, are reflected in the results of operations and disclosed separately in the related-party footnote.

The carve-out financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”) and are intended to present the historical financial position and results of operations of the business acquired under the APA.

Exclusions of Other Entities – Historically, the Company consolidated certain affiliated entities, including a wholly owned subsidiary and variable interest entities (“VIEs”). For purposes of these carve-out financial statements, the VIEs are excluded entirely, as they were not acquired under the APA and are not relevant to the ongoing operations of the acquired business.

2.	CONTRACT ASSETS AND LIABILITIES:

Contract assets and liabilities consisted of the following amounts:

September 30, 2025
Contract assets:
Revenue in excess of billings	$454,567
Conditional retainage	753,661
Total contract assets	1,208,228

Contract liabilities:
Billings in excess of revenue	1,109,978
Less: Conditional retainage	(2,621)
Total contract liabilities	1,107,357
Net contract assets	$100,871

Conditional retainage is a type of contract asset but is reported in the table above and on the balance sheet within “Contract assets” and “Contract liabilities” on a contract-by-contract basis. The Company’s total conditional retainage receivable balance was $756,282 at September 30, 2025.

The table below sets forth costs incurred, estimated earnings and billings on uncompleted contracts through September 30, 2025:

Costs incurred on uncompleted projects	$40,016,765
Estimated earnings	16,122,756
56,139,521
Less billings to date	56,038,650
$100,871

See accompanying notes

3.	NOTES PAYABLE:

The Company’s total notes payable are on the condensed balance sheet as follows at September 30, 2025:

Notes payable	$2,388,329
Less: current portion	(1,221,632)
Notes payable, less current portion	$1,166,697

Annual principal maturities on notes payable outstanding at September 30, 2025 are as follows:

Year Ending	Amount
Remaining 2025	$293,676
2026	1,237,274
2027	824,900
2028	32,479
$2,388,329

4.	LINE OF CREDIT

There were no borrowings on the Company’s line of credit at September 30, 2025.

5.	SHAREHOLDERS’ EQUITY

There were no changes in the number of Class A or Class B shares outstanding during the nine months ended September 30, 2025.

At September 30, 2025, the Company was owed $ 27,395 from a shareholder. The advance is non-interest bearing, has no stated repayment terms, and is due on demand. As such, the balance is presented as a reduction of shareholders’ equity rather than as an asset.

Certain transactions totaling $600,000 were recorded in the Company’s results that were not attributable to its operating activities and have been reclassified from expenses to Shareholder distributions within the condensed statement of shareholders’ equity.

6.	RELATED PARTY TRANSACTIONS

During the nine months ended September 30, 2025, the Company engaged in transactions with the following related parties that are entities under common control of the Shareholders of the Company:

10306 Industrial, LLC (“Industrial”): The Company rents its primary office and equipment headquarters from Industrial with expense totaling $210,000 within General and administrative expenses on the condensed statement of income for the nine months ended September 30, 2025. The Company did not owe money to Industrial as of September 30, 2025.

See accompanying notes

Red Clay Aviation, LLC (“Aviation”): The Company pays Aviation for the use of an aircraft for the Shareholders with expense totaling $645,000 within General and administrative expenses on the condensed statement of income for the nine months ended September 30, 2025. The Company did not owe money to Aviation as of September 30, 2025.

Red Clay Corporation (“RC Corp”): The Company pays RC Corp for short term equipment rentals used on job sites with expense totaling $190,000 within “Cost of revenues, excluding depreciation” on the condensed statement of income for the nine months ended September 30, 2025. The Company did not owe money to RC Corp as of September 30, 2025.

7.	SUBSEQUENT EVENTS:

Events and transactions occurring after September 30, 2025 have been evaluated to determine proper recognition and disclosure in the financial statements. Subsequent events and transactions were evaluated through November 21, 2025, which represents the date the financial statements were available to be issued.

As discussed in Note 1, on October 1, 2025, Aviator Paving Company Charlotte, LLC acquired substantially all of the operating assets and assumed certain liabilities of the Company pursuant to an Asset Purchase Agreement. The consideration consisted of cash, subject to customary working capital adjustments, together with services to be provided and paid for under a Transition Services Agreement. This transaction occurred subsequent to the balance sheet date and, accordingly, is not reflected in the accompanying carve-out financial statements.

On October 1, 2025, the Company entered into a real estate lease agreement with Industrial (a related party under common control, see Note 6) for its operating location and office space. The lease has an initial term of two years, with monthly rental payments of $40,000 during the first year and $50,000 during the second year. The Company has the option to renew the lease for up to two additional one-year periods on substantially similar terms.

See accompanying notes